MUTUAL GENERAL RELEASE AND SETTLEMENT AGREEMENT

This Mutual General Release and Settlement Agreement ("Agreement") is entered into by and among, APPCELLENCE LLC dba APPTOLOGY ("Plaintiff,") on the one hand, and NUVEL INC. ("Defendant,") on the other hand, as of February 10, 2016. Plaintiff and Defendant are collectively referred to herein as the "Parties." The Parties enter into this Agreement with reference to the following facts:

FACTUAL RECITALS

A. On June 9, 2015, Plaintiff filed a Complaint in the Superior Court of the State of California, for the County of SANTA CLARA, Case Number 115CV281865 against Defendant(s) (the "Action.")

B. In the Action, Judgment was entered in Plaintiff's favor and against Defendant on or about November 25, 2015.

C. The Action concerns, among other things, Plaintiff's claim that Defendant owes the principal sum of $61,163.68.

D. Defendant denies the factual allegations made by Plaintiff in the Action, and denies that Defendant has committed any act or omission which has damaged Plaintiff, or that Defendant is chargeable with any act of wrongdoing.

E. The Parties desire to settle fully and finally all differences between them in regards to this matter, and to avoid the costs, expenses and inconvenience of further litigation, contingent upon the conditions set forth hereinbelow being met.

F. These Recitals are expressly incorporated into the Terms and Conditions below.

TERMS AND CONDITIONS

G. **PAYMENT.**

Defendant shall pay (or shall cause to be paid) to Plaintiff, the sum of $35,000.00. The signed Agreement and the first payment must be **received** by Counsel for Plaintiff by no later than February 19, 2016.

All payments shall be due and payable as follows:

(1) The first payment shall be in the sum of $17,000.00, and shall be due by no later than February 19, 2016.

(2) The second payment shall be in the sum of $4,500.00, and shall be due by no later than May 12, 2016.

(3) The third payment shall be in the sum of $4,500.00, and shall be due by no later than August 12, 2016.

(4) The fourth payment shall be in the sum of $4,500.00, and shall be due by no later than November 12, 2016.

(5) The fifth payment shall be in the sum of $4,500.00, and shall be due by no later than February 12, 2017.

Payment may be submitted via online payment to the gabalawcorp.com website. There is no charge to submit a payment via the gabalawcorp.com website. Payments not through the gabalawcorp.com website must be made payable to "Gaba Law Corporation Client Trust" and mailed to: GABA LAW CORPORATION, 23141 Verdugo Drive, Suite 205, Laguna Hills, California 92653. The Gaba Law Corporation FEIN is 95-1105094.

In the event payment is not received on the date set forth above, Plaintiff shall give Defendant written notice of default. Defendant shall have three (3) business days after the date of the letter to cure any default. If said default is not timely cured, then the provisions of this Agreement shall become nullable and voidable, and shall cease to have any further effect, at Plaintiff's option. Plaintiff shall be under no obligation to accept a payment that is not timely.

Within ten (10) business days after receipt and clearance of payments in the sum of $35,000.00, Plaintiff and Defendant shall jointly execute a written stipulation to set aside the default and judgment against Defendant in the Action and to enter the Action into dismissal with prejudice. Defendant shall bear any and all costs required to file said stipulation.

H. **NO ADMISSION OF LIABILITY**.

It is expressly understood and agreed that this Agreement is entered into solely for the purpose of avoiding the expenses and inconvenience of further litigation and that this Agreement is not to be construed as an admission by any of the Parties of any liability whatsoever.

I. **RELEASE BY PLAINTIFF**.

Provided that the payment as set forth above is made timely, and except as to the obligations to be performed under this Agreement, Plaintiff does hereby release and forever discharge Defendant, and its subsidiaries, divisions, parents and affiliated corporations, its directors, officers, shareholder, agents, employees, representatives, attorneys, successors and assigns of and from all claims, demands, obligations, liabilities, damages, costs, fees, expenses, actions, causes of action or suits at law or in equity of whatever kind or nature, known or unknown, suspected to exist or not suspected to exist, anticipated or not anticipated, which have arisen, are now arising, or hereafter may arise related to the Action.

J. **RELEASE BY DEFENDANT**.

Except as to the obligations to be performed under this Agreement, Defendant does hereby release and forever discharge Plaintiff, and its subsidiaries, divisions, parents and affiliated corporations, its directors, officers, shareholder, agents, employees, representatives, attorneys, successors and assigns, of and from all claims, demands, obligations, liabilities, damages, costs, fees, expenses, actions, causes of action or suits at law or in equity of whatever kind or nature, known or unknown, suspected to exist or not suspected to exist, anticipated or not anticipated, which have arisen, are now arising, or hereafter may arise related to the Action.

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K. **CALIFORNIA CIVIL CODE SECTION 1542 WAIVER.**

As to the matters released herein, the Parties hereby expressly waive all rights under the provisions of Section 1542 of the Civil Code of the State of California and any similar rights in any state or territory or under any similar statute or regulation of the United States or any of its agencies. Section 1542 of this California Civil Code reads as follows:

> **A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE PLAINTIFF DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEFENDANT.**

L. **EFFECTIVENESS OF AGREEMENT.**

It is expressly understood by the Parties to this Agreement that this Agreement and the releases contained herein are not effective until the parties have executed this Mutual General Release and Settlement Agreement. In the event that this Agreement is not fully executed, it shall cease to have any effect.

M. **BEARING OWN ATTORNEYS' FEES AND COSTS.**

Provided that this Agreement is fully performed, each Party shall bear that Party's own attorneys' fees and costs in connection with the settlement and compromise embodied in this Agreement.

N. **CLAIMS NOT ASSIGNED.**

The Parties represent and warrant that they have not sold, assigned, transferred, conveyed or otherwise disposed of any claim, demand or cause of action relating to any matter covered by this Agreement.

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N. **CONSULTATION WITH COUNSEL**.

The Parties acknowledge and represent that each of them have been given an opportunity to consult with, and has been represented by and has consulted with, an attorney of his or her own choice in connection with the execution of this Agreement, and has relied upon the advice of such attorney in executing this Agreement.

O. **BINDING ON SUCCESSORS**.

The provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the heirs, executors, administrators, assigns, and successors in interest of each of the Parties.

P. **INTEGRATION**.

This Agreement constitute an integration of the entire understanding and agreement of the Parties with respect to the subject matter thereof. Any representations, warranties, promises, or conditions, whether written or oral, not specifically and expressly incorporated in this Agreement, shall not be binding on any of the Parties, and each of the Parties acknowledges that they have not relied, in entering into the Agreement, on any representation, warranty, promise or condition, not specifically and expressly set forth in the Agreement. All prior discussions and writings have been, and are, merged and integrated into, and are superseded by, the Agreement.

Q. **ASSUMPTION OF RISK OF DIFFERENCES IN FACT**.

Other than the representations and warranties made herein, each of the Parties acknowledges that if the facts with respect to which this Agreement is executed are found hereafter to be different from what they now believe those facts to be, each expressly accepts and assumes the risk of such possible differences and agrees that this Agreement shall be, and shall remain, effective, notwithstanding such differences.

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R. **AMENDMENTS**.

The Parties agree that any amendments or modifications to this Agreement shall be deemed null and void unless such amendments and modifications are in writing, specifically refer to this Agreement, and are signed by authorized representatives of all Parties.

S. **AUTHORITY TO EXECUTE**.

The individuals executing this Agreement represent and warrant that they are unconditionally authorized to execute this Agreement on behalf of each respective Party.

T. **COUNTERPARTS/SIGNATURE BY FACSIMILE/EMAIL**.

This Agreement may be executed in multiple counterparts, each of which, when solely executed, shall be deemed an original, but all which counterparts together shall constitute one and the same instrument. A signature transmitted by facsimile or email shall constitute an original signature for all purposes.

U. **SEVERABILITY**.

In the event that any provision of this Agreement is determined to be illegal or unenforceable, such determination shall not affect the validity or enforceability of the remaining provisions hereof, all of which shall remain in full force and effect.

V. **HEADINGS**.

The headings within this Agreement are for the purpose of reference only and shall not limit or otherwise affect any of the terms of this Agreement.

W. **ACKNOWLEDGMENT**.

EACH PERSON WHO SIGNS THIS AGREEMENT REPRESENTS AND WARRANTS THAT HE OR SHE: HAS CAREFULLY READ AND FULLY UNDERSTANDS THIS AGREEMENT AND ITS FINAL AND BINDING EFFECT; HAS BEEN AFFORDED SUFFICIENT TIME AND OPPORTUNITY TO REVIEW THIS AGREEMENT WITH ADVISORS OR ATTORNEYS OF HIS OR HER CHOICE; HAS HAD AN OPPORTUNITY TO NEGOTIATE WITH REGARD TO THE TERMS

OF THIS AGREEMENT; IS FULLY COMPETENT TO MANAGE HIS OR HER OWN BUSINESS AFFAIRS AND TO ENTER INTO OR SIGN THIS AGREEMENT; HAS SIGNED THIS AGREEMENT KNOWINGLY, FREELY AND VOLUNTARILY; AND THAT THE ONLY PROMISES MADE TO INDUCE HIM OR HER TO SIGN THIS AGREEMENT AND RELEASE ARE THOSE STATED HEREIN.

Dated: 2/18/16

PLAINTIFF

Sign: [signature]

Print Name: RICH FOREMAN

Title: CEO / APPTOLOGY

Dated: 2/19/2016

DEFENDANT

Sign: [signature]

Print Name: Rich Resnick

Title: CEO / Mucool

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